GOODWILL AND OTHER INTANGIBLE ASSETS	3 Months Ended	12 Months Ended
	Mar. 31, 2024	Dec. 31, 2023
Acquisitions, Goodwill and Other Intangible Assets [Abstract]
GOODWILL AND OTHER INTANGIBLE ASSETS
NOTE 8. GOODWILL AND OTHER INTANGIBLE ASSETS

GOODWILL	Power	Wind	Electrification	Total
Balance as of January 1, 2024	$308	$3,204	$925	$4,437
Currency exchange and other	4	(34)	(4)	(34)
Balance as of March 31, 2024	$311	$3,170	$921	$4,403
We assess the possibility that a reporting unit’s fair value has been reduced below its carrying amount due to the occurrence of events or circumstances between annual impairment testing dates. In the first quarter of 2024, we did not identify any reporting units that required an interim impairment test.
Intangible assets.
All intangible assets are subject to amortization. Intangible assets decreased $52 million during the three months ended March 31, 2024, primarily as a result of amortization. Amortization expense was $63 million and $55 million in the three months ended March 31, 2024 and 2023, respectively.

NOTE 8. ACQUISITIONS, GOODWILL AND OTHER INTANGIBLE ASSETS
Changes in Goodwill Balances

	Power	Wind	Electrification	Total
Balance as of December 31, 2021	$145	$3,231	$915	$4,291
Currency exchange and other	(1)	(113)	(13)	(127)
Balance as of December 31, 2022	$144	$3,118	$902	$4,164
Acquisitions(a)	164	—	22	186
Currency exchange and other	—	86	1	87
Balance as of December 31, 2023	$308	$3,204	$925	$4,437

(a)	Includes Gas Power’s acquisition of Nexus Controls, a business specializing in aftermarket control system upgrades and controls field services.
In the fourth quarter of 2023, we performed our annual impairment test. Based on the results of this test, the fair values of each of our reporting units significantly exceeded their carrying values.
Determining the fair value of reporting units requires the use of estimates and significant judgments that are based on a number of factors including actual operating results. It is reasonably possible that the estimates and significant judgments could change in future periods.
Intangible Assets

		2023			2022
As of December 31,	Useful lives (in years)	Gross carrying amount	Accumulated amortization	Net	Gross carrying amount	Accumulated amortization	Net
Customer-related	3 - 23	$2,356	$(1,953)	$403	$2,125	$(1,707)	$418
Patents and technology	5 - 15	2,924	(2,558)	366	2,861	(2,436)	425
Capitalized software	3 - 10	1,015	(800)	215	1,296	(1,031)	265
Lease intangibles, trademarks & other	3 - 25	203	(145)	58	312	(246)	66
Total intangible assets		$6,498	$(5,456)	$1,042	$6,594	$(5,420)	$1,174
All intangible assets are subject to amortization. Intangible assets decreased $132 million in 2023, primarily as a result of amortization, partially offset by acquisitions. Amortization expense was $240 million, $
253
 million and $409 million for the years ended December 31, 2023, 2022 and 2021, respectively, exclusive of the impairment charge described below.
During 2023, we recorded additions to intangible assets subject to amortization of $138 million with a weighted-average amortizable period of 11.4 years, including customer relationships of $66 million, with a weighted-average amortizable period of 17.9 years.
In the first quarter of 2022, we signed a non-binding memorandum of understanding to sell part of the nuclear activities in our Steam Power business to EDF, which resulted in a reclassification of that business to held for sale. As a result, we recognized a non-cash pre-tax impairment charge of $765 million related to intangible assets at our remaining Steam Power business. See Note 3 for further information.
We determined the fair value of these intangible assets using an income approach when testing for impairment. This charge was recorded in Selling, general and administrative expenses in our Combined Statement of Income (Loss).

Estimated annual pre-tax amortization for intangible assets over the next five calendar years is as follows:

	2024	2025	2026	2027	2028
Estimated annual pre-tax amortization	$234	$208	$184	$173	$168